UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 10, 2004

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	1-9733 (Commission File No.)	75-2018239 (IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On December 10, 2004, Cash America International, Inc. (the “Company”) closed on the acquisition of substantially all of the pawn operating assets of Camco, Inc., a Nevada corporation d/b/a “SuperPawn” (“Camco”), pursuant to the Asset Purchase Agreement dated September 7, 2004 (the “Purchase Agreement”), as amended, that the Company entered into with Camco. The “SuperPawn” pawnshop chain acquired by the Company consists of 41 pawnshops in Nevada (26), Arizona (10), Washington (4) and California (1). The Purchase Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on September 13, 2004. The acquisition consideration issued by the Company in the transaction consisted of cash and 578,793 shares of Company common stock having a combined value of approximately $120 million. The terms of the transaction, including the purchase price, were determined by arm’s-length negotiations between the Company and Camco. Prior to the closing of the transaction, neither the Company nor any of its officers, directors or their affiliates had any material relationship with Camco or any of its officers, directors or affiliates.

     A copy of the press release announcing the closing of the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

     On December 10, 2004, the Company issued 578,793 shares of its common stock to Camco as part of the purchase price of substantially all of Camco’s assets pursuant to the Purchase Agreement. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

Item 7.01 Regulation FD Disclosure

     On December 13, 2004, the Company issued a press release regarding its expected earnings following the closing of its acquisition of the pawn operating assets of Camco. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:

The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than February 25, 2005.

(b)	Pro Forma Financial Information:

The pro forma financial information required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than February 25, 2005.

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(c)	Exhibits

99.1	Press release dated December 13, 2004, issued by Cash America International, Inc. regarding the closing on its purchase of substantially all of the assets of Camco, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.
Date: December 16, 2004	By:	/s/ Hugh A. Simpson
Hugh A. Simpson
Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 13, 2004, issued by Cash America International, Inc. regarding the closing on its purchase of substantially all of the assets of Camco, Inc.

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